Exhibit 99.01

V. C. Summer Nuclear Station Units 2 & 3

Quarterly Report to the South Carolina Office of Regulatory Staff

Submitted by South Carolina Electric & Gas Company

Pursuant to Public Service Commission Order No. 2009-104A

Quarter Ending September 30, 2009

I.                                         Introduction and Summary

A.                                    Introduction

This quarterly report is submitted by South Carolina Electric & Gas Company to the Public Service Commission of South Carolina (the “Commission”) and the South Carolina Office of Regulatory Staff (“ORS”). It is submitted in satisfaction of the requirements of S. C. Code Ann. § 58-33-277 (Supp. 2007) and the terms of Commission Order No. 2009-104A.  The report provides updated information concerning the status of construction of V. C. Summer Nuclear Station Units 2 & 3 (the “Units”) and updates the capital cost and construction schedules for the Units as approved in Order No. 2009-104A.  Order No. 2009-104A is the base load review order related to the Units that was issued by the Commission on February 27, 2009.

B.                                    Structure of Report and Appendices

The current reporting period is the quarter ending September 30, 2009.  The report is divided into the following sections:

Section I:	Introduction and Summary;

Section II:	Progress of Construction of the Units;

Section III:	Anticipated Construction Schedules;

Section IV:	Schedules of the Capital Costs Incurred Including Updates to the Information Required by S.C. Code Ann. § 58-33-270(B)(6) (the inflation indices);

Section V:	Updated Schedule of Anticipated Capital Costs; and

Section VI:	Conclusion.

Appendices 1, 2, 4, and 5 to this report contain detailed financial, milestone and other information updating the schedules approved by the Commission in Order No. 2009-104A.  For reference purposes, Appendix 3 provides a copy of the original capital cost schedule for the project without adjustments in the form approved in Order No. 2009-104A.

A confidential and a public version of this report and its attachments are being provided.  All cost information is based on SCE&G’s share of the project’s cost.

As indicated below, construction of Units 2 & 3 is proceeding in full compliance with the cost and schedule forecasts approved by the Commission, as updated.

C.                                    Construction Schedule and Milestones

As the report indicates, the Company has met all current milestones approved by the Commission in Order No. 2009-104A, as adjusted pursuant to contingencies authorized in that order.  As discussed below, the Commission-approved milestones are being tracked as 146 separate items. Of these, 40 have been completed as of September 30, 2009.  Since the last quarterly report, the expected quarter completion dates of 16 milestones have changed.  Of these, 13 have been accelerated.  The three that have been delayed have been delayed for between one and four months.

As discussed below, SCE&G’s forecast of the expected completion dates for the milestones listed on Appendix 1 now reflects the dates established in Performance Measurement Baseline Schedule for construction of the Units.  Pursuant to the engineering, procurement, and construction agreement for the Units (the “EPC Contract”), Westinghouse Electric Company, LLC and Stone & Webster (the “Consortium”) provided this updated schedule to SCE&G on April 1, 2009.  The expected milestone completion dates contained in the Performance Measurement Baseline Schedule are fully consistent with the guaranteed Substantial Completion dates for the Units of April 1, 2016 and January 1, 2019 and with the milestones and milestone contingencies approved in Order No. 2009-104A.

SCE&G has petitioned the Commission for authorization to adjust the milestones due dates approved under Order No. 2009-104A to reflect the dates established in Performance Measurement Baseline Schedule.  No decision on this petition has been made and the milestone due dates reflected on Appendix 1 continue to reflect those initially approved in Order 2009-104A.

D.                                    Construction Costs and Cost Forecasts

As this report indicates, the Company is on track to complete the Units at the construction cost forecast of $4.5 billion in 2007 dollars, net of Allowance for Funds Used During Construction (“AFUDC”), as approved in Order No. 2009-104A.

In Order No. 2009-104A, the Commission recognized that forecasts of AFUDC expense and escalation would vary over the course of the project and required those forecasts to be updated with each quarterly report.  As Chart A, below, shows the forecasted gross construction cost for the project in 2007 dollars is unchanged.  Reductions in escalation rates have reduced the gross construction cost forecast of the units by $592 million or 8.6% compared to the forecast provided in the last quarterly report.

Chart A: Reconciliation of Capital Cost ($000)

Forecast Item	Projected 9/30/09 @ Five-Year Average Escalation Rates	Projected 6/30/09 @ Five-Year Average Escalation Rates	Change
Gross Construction	$6,263,493	$6,855,021	$(591,528)
Less: AFUDC	$279,935	$312,319	$(32,384)
Total Project Cash Flow	$5,983,558	$6,542,702	$(559,144)
Less: Escalation	$1,448,811	$2,007,955	$(559,144)
Capital Cost, 2007 Dollars	$4,534,747	$4,534,747	$0

Chart B compares the current forecast of gross construction costs, including escalation and AFUDC, to the forecast presented by the Company in Docket 2008-196-E.  This chart shows that, while the cost of the plant in 2007 dollars remains at the approved $4.5 billion level, the gross construction cost including escalation and AFUDC is $49.9 million below the original forecast.  The reduction in the construction cost forecast is due to the changes in forecasted escalation and AFUDC charges as discussed more fully below.

Chart B: Reconciliation of Capital Cost ($000)

Forecast Item	Projected @ 9/30/2009 (Five-Year Average Rates)	As Forecasted Or Approved In Order 2009-104A	Change
Gross Construction	$6,263,493	$6,313,376	$(49,883)
Less: AFUDC	$279,935	$264,289	$15,646
Total Project Cash Flow	$5,983,558	$6,049,087	$(65,529)
Less: Escalation	$1,448,811	$1,514,340	$(65,529)
Capital Cost, 2007 Dollars	$4,534,747	$4,534,747	$0

E.                                      Escalation Rates

Changes in escalation rates principally resulting from the July 2009 update of the Handy-Whitman indices have resulted in a $559 million reduction in forecasted project cost.  Included in this reduction in escalation is the offsetting effect of the changes in the timing of project costs.  The Performance Measurement Baseline Schedule and related changes in owner’s costs schedules and other items have shifted the forecasted cash flow schedule further into the future.  Under the new schedule, more of the project costs will be spent later in the project schedule than originally forecasted, principally because the schedule allows the receipt of certain high-cost items of equipment to be pushed out into the future.  This change in the timing of capital costs has resulted in an offset to the overall reduction in escalation forecasted for the project.  Changes in the forecasted timing of capital costs are responsible for offsetting $152 million of reduction in escalation that would otherwise be associated with the new escalation indices.

As shown on Appendix 5, utility construction costs were at historically high levels during the period 2005-2008, and have begun to drop.  Current escalation rates are at historical lows.  However, the current five-year averages are now closer to historical rates than they were in past periods.  Current escalation rates are shown on Chart C, below.

Chart C: Handy-Whitman Escalation Rates

July 2009 Update

Escalation Rate
HW All Steam Index:
One year rate	-2.6%
Five Year Average	5.5%
Ten Year Average	4.5%
HW All Steam/Nuclear Index:
One year rate	-2.4%
Five Year Average	5.6%
Ten Year Average	4.6%
HW All Transmission Plant Index
One year rate	-6.0%
Five Year Average	5.5%
Ten Year Average	4.7%

The Company has recomputed project cash flow, net of AFUDC, using one-year rates and ten-year rates.  As shown on Chart D, below, the use of the ten-year rates generates results that are much more comparable to the five-year rate than was the case in past periods.  Use of one-year rates over the long-term generates cost projections that appear unreasonably low.

Chart D: Reconciliation of Capital Cost ($000)

Forecast Item	As Forecasted Or Approved In Order 2009- 104A	Projected 9/30/09 @ Five- Year Average Escalation Rates	Recomputed Using One- Year Average Escalation Rates	Recomputed Using Ten- Year Average Escalation Rates
Capital Cost, 2007 Dollars	$4,534,747	$4,534,747	$4,534,747	$4,534,747
Plus: Escalation	$1,514,340	$1,448,811	$(289,698)	$1,248,642
Total Project Cash Flow	$6,049,087	$5,983,558	$4,245,049	$5,783,389
Change from Total Project Cash Flow as Forecasted in Order 2009-104A	N/A	$(65,529)	$(1,804,038)	$(265,698)

F.                                      Increased AFUDC Expense

The change in AFUDC expense is currently projected at $15.6 million compared to the forecast contained in Docket 2008-196-E.  Consistent with Order No. 2009-104A, SCE&G computes AFUDC based on the Construction Work in Progress (“CWIP”) that is outstanding between rate adjustments.  The change in project cash flow due to escalation has resulted in a reduction of ($1.7) million of the $15.6 million change in forecasted AFUDC.  In addition, SCE&G’s AFUDC rate is currently 8.08% compared to 5.52% in May of 2008.  Based on the FERC-approved AFUDC formula, this rate is forecasted to drop to approximately 5.87% by year-end 2009 as improving capital markets allow SCE&G to issue commercial paper to meet its short-term cash needs.  However, changes in AFUDC rates from the original filing amount to $17.3 million before being offset by changes in escalation rates.

G.            Contingency Usage and Availability

As Table E, below, indicates, none of the total project contingency of $438 million in 2007 dollars had been expended by the close of the current period. However, as is discussed more fully below, contingency pool funds are forecasted to be spent beginning in 2015, principally to cover the increased escalation associated with changes in the forecasted timing of project cash flows.

Chart E: Contingency Usage in 2007 Dollars ($000)

Item	As of 9/30/2009	As Approved Order 2009-104A	Change
Total Project Contingency	$438,293	$438,293	$0
Cumulative Contingency to Date (Col. 1: Actual; Col. 2: Approved, year end)	$-0-	$37,858	$(37,858)
Project Contingency Remaining	$438,293	$400,435	$37,858
Percent of Project Contingency Remaining	100%	91%	9%

As shown in more detail on Appendix 4, Chart C, and as discussed below, SCE&G currently forecasts that as of 2018 it will have used a cumulative total of $204 million of the $438 million contingency fund, in current dollars, to cover the increased escalation costs associated with project schedule changes and changes in base costs for the project.  Of this $204 million amount, $52 million represents changes in base costs for the project and the remaining $152 million represents changes related to increased escalation as a result of shifts in the timing of expenses. But as discussed more fully in Section H below, if the Company is allowed to update its cash flow projections to conform to the Performance Measurement Baseline Schedule provided to SCE&G by the Consortium on April 1, 2009, then the forecasted use of this $152 million in contingency funds will be reduced or eliminated.  The $52 million in contingency funds currently forecasted to be used to cover increases in base costs of the project represent approximately 0.8% of the total project cost.

H.            Compliance with the Commission Approved Cumulative Project Cash Flow Target

Order No. 2009-104A established the Cumulative Project Cash Flow, listed on Exhibit F to the Combined Application, as the target for measuring the compliance of the project with the cost-related terms of that order.  Order No. 2009-104A provided that this Cumulative Project Cash Flow target would be adjusted with each quarterly report to reflect updated escalation data and any use by the Company of the cost-related contingencies that the Commission approved in Order No. 2009-104A.

Appendix 4, Chart A provides the Cumulative Project Cash Flow target updated for current escalation data as of September 30, 2009 and the current cumulative cash flow schedules for the project.  Appendix 4, Chart B compares the approved Cumulative Project Cash Flow target to the current cumulative cash flow schedules for the project, which include actual costs where available and SCE&G’s working forecasts of annual cash flows for future years.  As shown on Appendix 4, Chart B, until the year 2015 the projected cash flow in each year of the construction schedule is less than or equal to the Cumulative Project Cash flow approved by the Commission in Order No. 2009-104A.  In 2015, principally for timing reasons the forecast indicates that the cumulative cash flow will exceed the approved cumulative target by $68 million.  For similar reasons, the cumulative cash flow is forecasted to exceed the cumulative target in 2016, 2017 and 2018.  However, the Company will apply contingency funds in each of these years to meet the Commission approved targets.  In each year, more than adequate contingency funds exist to meet the required cash flow targets.  In 2017, SCE&G forecasts that it will have funds sufficient to restore $42 million to the contingency pool and $14 million in 2018.  After doing so, the Company forecasts that it will have $234 million in uncommitted contingency funds remaining at the end of construction period.  Available contingency funds are not forecasted to drop below $123 million at any time during the period 2015-2018.  Accordingly, the analysis presented here shows that the project is in compliance both currently and prospectively with the terms of Order No. 2009-104A related to the capital cost of the project.

(The projected cash flow figures presented here are in current dollars.  The contingency figures are presented in 2007 dollars before escalation.  Available contingency funds in current dollars should be greater than stated here due to escalation.)

Furthermore, the timing differences contained in the current forecast are principally the result of the Performance Measurement Baseline Schedule provided to SCE&G by the Consortium on April 1, 2009.  In Docket No. 2009-293-E, SCE&G has requested that the Commission adopt the milestone schedule and capital cost schedule based on the Performance Measurement Baseline Schedule as the approved schedules for construction of the Units under the Base Load Review Act.  If granted, this relief would constitute an amendment to the approved capital cost schedules.  The amendment would eliminate most of the timing differences referenced above and would eliminate the need to commit most or all of the estimated $152 million in contingency funds that are presently forecasted to be used to cover timing-related escalation.  The Base Load Review Act provides for such amendments so long as the changes are not the result of imprudence on the part of the utility. S.C. Code Ann. §§ 58-33-270(E) (Cum. Supp. 2007).

II.            Progress of Construction of the Units

Construction of the Project is progressing on schedule to meet the Unit 2 & 3 Substantial Completion dates of April 1, 2016 and January 1, 2019, respectively.  A summary of the status of the Project is addressed in Section II.A-Section II.G below.

A.            Licensing and Permitting Update

1.             The Combined Operating License Application (COLA)

The COLA review process continues.  The Nuclear Regulatory Commission’s (NRC’s) issuance of a Combined Operating License (COL) for the Units no later than July 1, 2011 is a challenge as noted in Section II.A.1(a)(2) herein.  Issuance of a COL by that date will allow nuclear safety related construction to begin on the Units on a schedule that supports the Substantial Completion dates set forth above.  However, as discussed below, steps can be taken to accelerate construction if necessary and a delay in the issuance of the COL will not necessarily delay the Substantial Completion dates of the Units.  The status of the major COLA review areas is as follows:

a)             Nuclear Safety Review

1)            The Staff of the NRC has completed its Phase 1 review to support development of the Safety Evaluation Report (SER) for the Units, which includes the COLA review and issuance of NRC Requests for Additional Information (RAIs) to SCE&G for resolution.  As the NRC enters the Phase 2 review, SCE&G will continue to respond to NRC questions that may arise.  The Phase 2 review of the SER is intended to result in the development of the SER with no open items.

The NRC continues the SER review for the Westinghouse (WEC) Design Control Document (DCD) Revision 17 and continues dialogue with WEC in an effort to resolve NRC issues.  The four primary issues at present are as follows: (1) concerns with the design of the Reactor Shield Building which includes steel cladding technology to address aircraft impact; (2) containment sump issues; (3) seismic issues pertaining to the Spent Fuel Racks, and (4) spent fuel criticality analysis impacting the spent fuel burn-up rate.  These issues are currently progressing with the NRC review; however, unresolved items remain with each.  WEC, SCE&G and the industry are working with the NRC to resolve the open items associated with the NRC approval of DCD Revision 17.  On April

3, 2009, the NRC issued a letter on the DCD Revision 17 review and approval schedule.  The current NRC schedule shows a December 2010 final SER with an August 2011 final rule making.  This final rule making is a prerequisite for the COLA approval and does not support the COLA approval date for the units.  WEC is working closely with NRC to address schedule concerns.  WEC has agreed to a series of measures that should accelerate the review schedule or assist in minimizing the impact of any delay on the project schedule.  In addition, SCE&G is preparing contingency plans that should allow it to accelerate the construction schedule to absorb a delay in the issuance of a COL if there is any.  SCE&G believes that reasonable and feasible means are available to accelerate the schedule if necessary.  SCE&G is closely monitoring the DCD Revision 17 review process because of its potential impact on the schedule for the review and approval of the COLA for the Units.  SCE&G has identified the status of the review and approval of DCD Revision 17 as a focus area for on-going monitoring and attention to ensure that WEC does what is required to obtain the necessary approvals on a timely basis.  A summary of the four primary issues is as follows:

(1)  On October 15, 2009, the Nuclear Regulatory Commission (NRC) issued documentation to Westinghouse stating that the proposed design of the shield building for the AP1000 plant will require additional analysis and testing or actual design modifications to ensure compliance with NRC requirements.  In Rev.17, Westinghouse proposed an improved design for the shield building for which design codes or standards do not exist in the U.S.  It is not unusual for the regulator to require more “proof of concept” where the design is ahead of corresponding codes.  WEC has already begun to address certain portions of NRC’s concerns and has assured SCE&G that it has committed the resources necessary to address the NRC’s concerns both quickly and definitively.

(2)  The NRC has raised concerns related to the functioning of the Sump located at the base of the Containment structure.  The function of the Sump is to collect water that can be recirculated for cooling purposes within the Containment structure.  The NRC’s concerns relate to the ability of the Sump to function effectively when debris in the form of piping insulation is present in the water being recirculated.  WEC has established a path forward to successfully resolve the Containment Sump issues with the NRC.  To facilitate the COLA review, WEC has changed the screen area design and the debris limits in Containment to meet the NRC requirements.  WEC plans to subsequently complete a design analysis establishing an allowable pressure differential across the fuel assemblies which would permit the screen area and debris limits to be restored to the initial design.

(3)  The NRC has indicated that it wants spent fuel assemblies to be able to withstand maximum impact load during a design seismic event with a safety factor of 1.5, rather than the original safety factor of 1.0.  WEC is finalizing its design information that should satisfy the NRC’s concerns pertaining to the seismic safety margin for the Spent Fuel Racks.

(4)  At NRC’s direction, WEC has reevaluated its criticality analysis to review spent fuel burn-up as it relates to the spacing of spent fuel assemblies in the spent fuel pool.  To accommodate NRC’s concerns on these issues, WEC has reconfigured the spacing of spent fuel assemblies in the spent fuel pool and has determined that it will be able to meet the NRC requirements.  WEC also plans to subsequently redo its evaluation in order to increase the spent fuel storage capacity in the Spent Fuel Pool located in the Nuclear Island.

(5)  WEC is preparing Rev. 18 to the DCD which will be a conforming revision to account for the resolution of the items set forth above and other issues agreed to between WEC and the NRC staff.

b)             Environmental Review (ER)

In July, 2009, the NRC completed the Phase I scoping of the Environmental Impact Statement (EIS) for the Units. All ER RAIs and follow-up questions have been answered.  The NRC plans to issue the draft EIS by March, 2010 and the Final EIS in February, 2011.  This schedule supports the timely issuance of a COL for the Units.

c)             Legal Review

As noted previously, several parties sought to intervene to raise issues before the Atomic Safety Licensing Board (ASLB) in its review of SCE&G’s COLA.  Under ASLB practice, these potential intervenors were required to demonstrate standing and to list their specific contentions in opposition to the COLA.  On February 18, 2009, the ASLB dismissed all potential intervenors either because their contentions were deemed not to be admissible, or because they lacked standing.  This action by the ASLB precluded the necessity of the ASLB prehearing that was originally scheduled for February, 2009.  The intervenors’ appeal of the ASLB decision is pending final agency decision upon review by the NRC.

2.             Other Permits

a)             DHEC Storm Water Permits

South Carolina Department of Health and Environmental Control (SCDHEC) approved the Phase 3C Storm Water Pollution Prevention Permit (SWPPP) for the Grading Areas G3 and G4 which includes seventy (70) acres in the western quadrant of the area where the nuclear islands, turbine buildings and other principal buildings for the Units will be located.  SCDHEC also approved SWPPP Phase 3D (Grading of the Cooling Towers area which includes just over thirteen (13.6) acres) and the Waste Water Sanitary Discharge System Pump and Haul Permit for the Construction City area.

b)             Corps of Engineers Wetlands Permit

SCE&G continues to interface with the Army Corps of Engineers (ACOE) on the ACOE 404 (wetlands) permit. The ACOE has taken the position that they will not issue a wetlands permit, to include phased permitting approach, prior to the NRC issuance of the Final EIS. To comply with the ACOE position, the Consortium is finalizing a work-around plan that will not disturb the wetlands in the Cooling Tower area until the Final EIS is approved and the required wetlands permits are issued.  This plan will be technically feasible and will allow construction to proceed within the applicable milestone schedule and financial contingencies.

3.               Appeal of Order 2009-104A

In May 2009, two intervenors appealed the Commission’s Order No. 2009-104A to the South Carolina Supreme Court.  The briefing of the appeal is underway.

B.            Engineering Update

1.             Engineering Completion Status

a)             The Engineering Completion Status based on the completion percentage for major plant categories is as follows:

1)            Standard Plant Design — 77.5% complete

2)            Site Specific Design — 34.2% complete

3)            Total Design — 69.3% complete

b)             To date, the Engineering Completion Status as reported above reflects the work necessary to bring the design outputs to a point where they are sufficient to support procurement, and construction planning.  The project team is beginning to measure the percentage of engineering work related to standard plant design items that has resulted in drawings that are ready for construction.  Ready for construction drawings are being prepared for site specific work.  The completion of the first ready for construction standard plant drawings are at least a year away.  These anticipated dates fully support the construction schedule.

c)             As noted in the previous report, on April 1, 2009, the Consortium provided SCE&G with a Performance Measurement Baseline Schedule for the Units, which represents an expanded and refined version of the construction and engineering schedule that was operative through March 31, 2009.  All milestones are within the parameters of Commission Order No. 2009-104A.

2.             Standard Plant Design Activities

During the reporting period, the following standard plant design activities were conducted:

a)             Squib Valve design efforts continue for defining solutions for supporting the valve weight and absorbing the shock loading upon valve actuation in order to reduce the pipe loading.  There is no known adverse impact on the project schedule for Units 2 and 3 from this activity.

b)             During the testing of the Reactor Cooling Pump (RCP) for the China AP1000 projects, the RCP exhibited a problem during coast down from full speed. Several indications were discovered that warranted a root cause analysis which is being performed by WEC and the manufacturer, EMD. There is no known adverse impact on the project schedule for Units 2 and 3.

c)             Intermediate Design Reviews were successfully completed for the following AP1000 systems: Turbine Building Ventilation System, Waste Water System, Potable Water System, Non Class 1E DC and UPS System, Containment Leak Rate Test System, Service Water System, Main Control Room Emergency Habitability System, Primary Sampling System, Containment System, and Special Monitoring System.

d)             Final Design Reviews were successfully completed for the following equipment and systems: Grounding and Lightning Protection System, Integrated Head Package, Fuel Handling Machine, Fuel Transfer Conveyor, Steam Generator and Accumulator Tank.

e)             The Consortium continues to make progress on the Turbine Building layout design finalization and the selection of the Turbine Building equipment to support the Project schedule.

f)             WEC maintains a system to track the design finalization schedule for major Engineering categories and to flag items where design finalization is below the WEC expectations.  Currently, WEC has identified several below-expectation items or areas related to activities in the categories of Nuclear Systems Repair, Replacement and Automation Services; Instrumentation and Control; Valves; Piping; Mechanical Modules; and Procedures. Several activities improved since the second quarter, including Primary Equipment; Auxiliary Equipment; and Structural Modules.  WEC has provided to SCE&G an explanation and recovery plan for each of the below expectation items.  No adverse impacts on the Units’ Substantial Completion dates are anticipated from these items at this time.  However, this is a focus area and will be monitored closely by SCE&G.

3.             Site Specific Design Activities

a)             Shaw Engineering continues to perform Site Specific Design work to support the Site grading, excavation, backfill and dewatering work. Geotechnical evaluations continue, as well as the design work in support of the permit applications.  This work is proceeding in a satisfactory manner.

b)             Design continues for Site Specific Systems, to include the Circulating Water System, Potable Water System, Raw Water System and the Yard Fire Water System.  This work is proceeding in a satisfactory manner.

c)             Work continues on finalizing the Heavy Lift Crane selection and the Nuclear Island excavation plan which is dependent on the crane selection.  Issues associated with Engineering, NRC Licensing, Construction and Commercial areas are being addressed.  SCE&G is following this crane selection and backfill plan closely and considers this activity to be a focus area.

C.            Procurement/Fabrication Update

1.             WEC issued the Main Step-Up Transformer purchase order to Toshiba.

2.             Shaw awarded the Switchyard subcontract to Pike Electric.

3.             Design changes due to lessons learned on the China AP1000 projects were incorporated into the revised CA20 module drawings.  The purchase order for the CA modules was awarded to Shaw Module Solutions.

4.             WEC placed the purchase order for the Integrated Head Package with Premier Technologies.

5.             The manufacturing process for the Reactor Vessel for Unit 2 continues.  The Reactor Vessel Closure Head is currently undergoing rough machining.

6.             The Steam Generator 2A Elliptical Head Dome handling lug welding is complete.  The rough machining is scheduled to begin in October, 2009.

7.             Start up of the Shaw Modular Solutions facility in Lake Charles, LA is on-going and remains on schedule.  Module fabrication planning and module fabrication also remains on schedule.

8.             SCE&G continues to interface with WEC on the Owner witness and hold points for the Major Equipment.

D.            Construction Update

1.               Saiia Construction has begun grading the Plant Access Road from the Mayo Creek Bridge north to the area where the Units will be constructed.

2.               Earthwork activities continue in the areas being excavated for location of the nuclear islands, turbine buildings and other principal buildings for the Units.  Earth spoils are being removed to the spoils area at approximately 16,000 cubic yards per day.

3.               The work on the Highway 213/Parr Road intersection is complete.

4.               The Jenkinsville water line for the Potable Water System supply to Construction City is complete.

5.               Spectrum Building Systems has begun erection of the Construction Administration Building 15 and the Training and Orientation Building 23 modular buildings.

6.               WEC/Shaw has established a strong South Carolina presence for the Site construction work.  Eleven (11) of the fifteen (15) prime contractors, or 70%, are based in South Carolina.  Twenty-five (25) of the forty-seven (47), or 54%, of the sub-tier contractors are based in South Carolina. A substantial portion of the direct craft labor being utilized by Shaw is composed of residents from the immediate vicinity of the plant.  Of the 357 contract employees on Site, Shaw currently has 112 direct craft labor personnel.  Of that number, eighty-one (81), or 72% are from South Carolina and thirty-seven (37), or 46%, are residents of Fairfield and Newberry Counties.

E.             Training update

1.             During this quarter, Change Order #1 for the training of the SCE&G Reactor Operator Training Instructors on the WEC Training Development Simulator to be located at the WEC Training Facility in Pittsburgh was approved as noted in Section II.F.1 below.

2.             During this quarter, Change Order #2 for the Limited Scope Simulator (LSS) for the on-site training for the Plant Operators was approved, as noted in Section II.F.1 below.  This LSS is needed to support the initial simulator training of the SCE&G Reactor Operators in advance of delivery of the certified simulator for Unit 2 to the Site in 2013.

F.             Change Control/Owners Cost Forecast Update

1.             In the third quarter of 2009, Change Order #1 for the training of the SCE&G Reactor Operator Training Instructors referenced in Section II.E.1 above was approved.  The EPC Contract contained an allocation of funds for such-yet-to-be-specified items falling under the Time & Material category.  This change order will not affect the overall Time and Materials cost forecast previously provided.

2.             In the third quarter of 2009, Change Order #2 for the Limited Scope Simulators for the on-site training for the Plant Operators, as noted in Section II.E.1 above was approved.  This change order will result in a corresponding change in the cost forecast for the relevant cost categories and is reflected in the updated cost forecasts contained in the exhibits to this filing.

3.             Contract Amendment #1 continues to be processed to revise the language in several areas of the EPC Contract.  These revisions represent updates to the EPC Contract, such as contract language clarifications in the sections relating to Changes in the Work, changes made to the Major Equipment Supplier and Contractor exhibits and changes in the milestone payment schedules due to the Performance Management Baseline Schedule received on April 1, 2009.  There are no changes in forecasted costs related to this item.

4.             SCE&G has updated its forecast of Owner’s Costs to reflect increases in the anticipated costs of project oversight and operations staffing, licensing and other items.  These changes involve forecasted costs only.  SCE&G will continue to review and update these cost projections.

5.             The Consortium has re-projected the cost of the on-site erection of the Containment Vessel based on estimated increases in subcontractor’s costs.  Costs for the work have not been finalized and SCE&G and the Consortium are in negotiations concerning this re-projection. The Consortium, however, has included an estimate for the work that is higher than previously forecasted and this estimate is included in the cash flow projections provided in the Exhibits to the report.

6.             The cumulative change in cash flow forecast related to items 2, 4 and 5, above is forecast to be $52 million in 2007 dollars, which primarily reflects the change in Owner’s Cost. Those changes are reflected in the cash flow projections contained in the exhibits to this Quarterly Report.

G.            Transmission Update

1.           SCE&G’s Power Delivery group is progressing with the transmission line siting process which will determine the precise route of the new VC Summer Unit 1 — Killian 230kV line.  Power Delivery is performing inventory surveys of an existing right of way corridor in preparation for finalizing the route of the new VC Summer Unit 2 — Lake Murray #2 230kV line.  Both of these lines are needed to connect Unit #2 to the grid.

2.           Power Delivery has acquired land next to the existing St. George 230kV Substation Site to allow for installation of the breaker-and-a-half switchyard configuration needed to connect Unit #3 via two new VC Summer — St. George 230kV lines.  This land was originally scheduled to be acquired in 2010.

3.           Power Delivery is performing grounding studies for the existing VC Summer Unit 1 Substation Switchyard to determine if any grounding upgrades are needed due to the increase in fault current associated with VC Summer Units 2 and 3.

4.           Planning and pre-construction activities for the transmission components of the project are progressing in a timely and satisfactory manner to meet the accelerated schedule for constructing these facilities as set forth in the updated project schedules.

III.           Anticipated Construction Schedules

As of the end of the third quarter of 2009, the Company and its contractors remain on schedule to complete all required milestones as set forth in Exhibit E to the Combined Application as adjusted pursuant to the milestone schedule contingencies approved by the Commission in Order No. 2009-104A.  Each of those adjustments is itemized in the Milestone Update section that follows.  Accordingly, the project is in compliance with the construction schedules approved by the Commission in Order No. 2009-104A and with the provisions of S.C. Code Ann. § 58-33-275(A)(1).

To allow milestones to be tracked more consistently to the construction schedule, SCE&G has subdivided certain of the milestones approved in Order No. 2009-104A into several discrete items.  The 123 milestones approved in that order are now being tracked as 146 milestones.  No milestones have been omitted, and in each case, where a milestone was divided, the resulting milestones bear a BLRA Application due date no later than the due date of the milestone from which they were derived.

A.            Construction Schedule Update

The Project Licensing and Permitting, Engineering, Procurement and Construction work remains on schedule to meet the Units 2 & 3 Substantial Completion dates. Rescheduling of the milestones listed in Exhibit E to the Combined Application is addressed in Section III.B herein.  The rescheduling of these milestones is within the approved contingencies and has no adverse impact on the Units’ Substantial Completion dates.

B.            Performance Measurement Baseline Schedule

On April 1, 2009, the Consortium provided SCE&G with the Performance Measurement Baseline Schedule for the project under the EPC Contract.  The Performance Measurement Baseline Schedule is the integrated engineering, procurement and construction schedule for the project and represents a major refinement of the schedule that was provided as an attachment to the EPC Contract in May of 2008.

Like the schedules contained in the EPC Contract, the new Performance Measurement Baseline Schedule fully supports the Substantial Completion dates for

Units 2 and 3 of April 1, 2016 and January 1, 2019, respectively.  The updated milestones dates based on the Performance Measurement Baseline Schedule are entirely consistent with the project milestones and contingencies adopted by the Commission in Order No. 2009-104A.  The Substantial Completion dates remain as approved in Order No. 2009-104A.  The Consortium and SCE&G remain fully committed to completing the Units on the dates promised and the Performance Measurement Baseline Schedule is an important tool for ensuring that this is done.

As discussed above, on July 20, 2009, SCE&G filed a request with the Commission to amend the schedules approved in Order 2009-104A to adopt the updated milestone schedule and capital cost schedule as the approved schedules for construction of the Units under the Base Load Review Act.  The request is being considered in South Carolina Public Service Commission Docket No. 2009-293-E.  The updated schedules are based on the Performance Measurement Baseline Schedule provided by the Consortium to SCE&G in April of 2009.  If granted, this request would constitute an amendment of the approved schedules.  The Base Load Review Act provides for such amendments so long as the changes are not the result of imprudence on the part of the utility. S.C. Code Ann. §§ 58-33-270(E) (Cum. Sup. 2007).  On October 30, 2009, SCE&G entered into a Stipulation in Docket No. 2009-293-E with ORS and South Carolina Energy Users Committee, which are three of the four parties to that proceeding.  In the Stipulation, the parties agreed that the Public Service Commission should adopt the updated milestone schedule and capital cost schedule as proposed by SCE&G to be the approved schedules for the construction of the Units.  A hearing on SCE&G request was held before the Public Service Commission on November 4, 2009.  The Commission should issue its order in the next several months.

C.            Milestone Update

Attached as Appendix 1 to this quarterly report is a spreadsheet that lists and updates each of the specific milestones constituting the anticipated construction schedule for the Units pursuant to S.C. Code Ann. § 58-33-270(B)(1). Exhibit E of the Combined Application contained the original list of milestones as approved by the Commission.  As discussed above, the revised milestone total is 146.  During this quarter, 13 milestones have been advanced and three have been delayed.  All milestones adjustments are within the scope of the milestone schedule contingency authorized by the Commission in Order No. 2009-104A. The milestone adjustments do not adversely affect the Substantial Completion dates for Units 2 and 3.

IV.           Schedules of the Capital Costs Incurred Including Updates to the Information Required by S.C. Code Ann. § 58-33-270(B)(6) (the Inflation Indices)

The Capital Cost Update section of this report provides an update of the cumulative capital costs incurred and forecasted to be incurred in completing the project.

These costs are compared to the cumulative capital cost targets approved by the Commission in Order No. 2009-104A.  The approved capital cost targets have been adjusted to reflect the currently reported historical escalation rates, and any use by the Company of the cost and timing contingencies that were approved by the Commission in Order No. 2009-104A.  The Inflation Adjustments and Indices section of this report provides updated information on inflation indices and the changes in them.

A.            Capital Costs Update

When adjusted for escalation, the year-end 2009 Cumulative Project Cash Flow as approved in Order No. 2009-104A was $623 million.  During calendar year 2009, SCE&G anticipates incurring capital costs for the project amounting to $374 million.  This amount reflects actual expenditures to date and forecasted expenditures for the balance of 2009 based on the milestone and construction schedule.  This anticipated capital cost of $374 million for 2009 provides for the expenditure of $37 million in contingency funds if necessary, but none of these contingency funds has been expended or committed to be spent to date.  As provided for in Order 2009-104A, unused contingency funds will be rolled over into the next year.  As a result, if the actual expenditures track the current forecast, as much as $37 million in additional contingency funds will be available for use in 2010 or beyond.

The anticipated expenditure of $374 million for the project in 2009 would result in a year-end 2009 cumulative project cash flow, exclusive of AFUDC, of $496 million.  This amount is $127 million less than the Cumulative Project Cash Flow approved by the Commission for year-end 2009 as adjusted for inflation.  This $127 million reduction in anticipated 2009 project expense represents timing differences and not changes in underlying costs.  The Company forecasts that the capital costs in question will be incurred in future periods under the current construction schedule.

Chart A of Appendix 4 shows the Cumulative Project Cash Flow target as approved in Order No. 2009-104A and as updated for escalation and other Commission approved adjustments under the heading “Per Order 2009-104A Adjusted.”  As shown there, SCE&G has carried forward into 2009 $10 million in unused contingency funds from 2008 as permitted by the Commission in Order No. 2009-104A.  SCE&G has not used the capital cost schedule contingencies to make any adjustments to the approved Cumulative Project Cash Flow as set forth in this filing because the project conforms to approved project cost targets without such adjustments.  Nonetheless, SCE&G does not intend to waive or in any way limit its right, as authorized by the Commission, to make appropriate capital cost contingency adjustments associated with past or future changes in cost scheduling.  SCE&G may make capital cost contingency adjustments related to such changes in its scheduling of capital costs in future filings.

Appendix 4, Chart A, shows the cumulative cash flow for the project based on actual expenditures to date and the Company’s current forecast of cost and construction schedule under the heading “Actual Through September, 2009, plus Projected.”   A comparison of the two sets of data is presented at Appendix 4, Chart B.  This chart shows that the cumulative capital cost for the project is forecasted to be below the approved Cumulative Project Cash Flow target, as revised, during the years 2009-2014.  The forecasted cash flow, on a cumulative basis, is anticipated to exceed the approved target level in 2015, 2016 and 2017.  These overages are calculated before the application of contingency funds.  As shown on Appendix 4, Chart C, SCE&G anticipates that it will have more than sufficient contingency funds available to absorb the full amount of the forecasted overages and will retain substantial contingency funds for other uses.  In addition, SCE&G forecasts that it will have budget surpluses sufficient to restore $42 million to the contingency pool in 2017 and $14 million in 2018.  As a result, SCE&G forecasts that it will have $234 million in uncommitted contingency funds at the end of the project.   As indicated above, if the relief requested in South Carolina Public Service Commission Docket No. 2009-293-E is granted, most or all of the $152 million in contingency funds that is forecasted to be used to cover timing-related escalation charges will not need to be used for that purpose.

The information presented in Appendix 4 establishes that the anticipated cumulative project cash flow for the period ending December 31, 2009 is in conformity with the schedule approved by the Commission in Order No. 2009-104A and with the provisions of S.C. Code Ann. § 58-33-275(A)(1).  It also establishes that the Company’s best forecasts of future project costs are fully consistent with the Cumulative Project Cash Flows approved by the Commission in Order No. 2009-104A.

The following exhibits support this section:

Appendix 2 updates the original Exhibit F to the Combined Application to show the Company’s actual and forecasted expenditures on the project by plant cost category.  In updating its cost projections, the Company has used the Commission-approved inflation indices and its current cost and schedule information.  In addition, Appendix 2 shows by year the cumulative Construction Work in Progress for the project and the balance of Construction Work in Progress that is not yet reflected in revised rates.

For comparison purposes, Appendix 3 provides an original version of Exhibit F to the Combined Application, without change or updating.  Appendix 3 does not include any adjustments for changes in inflation indices or adjustments in capital cost schedules made by the Company.

As discussed above, Appendix 4, Chart A provides the adjusted Cumulative Cash Flow target and the current actual and forecasted cash flow for the project.  Appendix 4, Chart B compares the adjusted Cumulative Cash Flow target to the Company’s actual and forecast costs for the project.  Appendix 4, Chart C provides detailing concerning the cumulative pool of contingency funds and use of those funds year by year.

B.            Inflation Indices Update

Appendix 5 shows the updated inflation indices approved in Order No. 2009-104A.  Included is a ten-year history of the Handy Whitman All Steam Index, South Atlantic Region; the Handy Whitman All Steam and Nuclear Index, South Atlantic Region; Handy Whitman All Transmission Plant Index, South Atlantic Region; and the Chained GDP Index.  The changes in these indices and the escalation-related effects of cost rescheduling resulted in a decrease in the projected cost of the Units in future dollars from $6,313,376,000 as forecast in Order No. 2009-104A to a forecast of $6,263,493,000 using current inflation data and current AFUDC rates. The $4.5 billion forecast of the cost of the Units in 2007 dollars, net of AFUDC, remains unchanged.

V.            Updated Schedule of Anticipated Capital Costs

The updated schedule of anticipated capital costs for Units 2 & 3 is reflected in Appendix 2.  Further details as to the changes in these anticipated capital cost components are set forth in Appendix 4.

VI.           Conclusion

As indicated above, the project is proceeding in compliance with the cost and schedule forecasts approved by the Commission in Order No. 2009-104A.  The scheduled completion dates for Units 2 & 3 remain April 1, 2016 and January 1, 2019, respectively.  The Units are on track to be completed within the projected cost of $4.5 billion in 2007 dollars net of AFUDC.  The Company maintains an extensive staff of experts that monitors and oversees the work of its contractors and has identified and continues to monitor closely all areas of concerns related to either cost or schedule for the project.  The Company will continue to update the Commission and ORS of progress and concerns as the project proceeds.

APPENDIX 1

V. C. Summer Nuclear Station Units 2 & 3

Quarterly Report to the South Carolina Office of Regulatory Staff

Submitted by South Carolina Electric & Gas Company

Pursuant to Public Service Commission Order No. 2009-104A

Quarter Ending September 30, 2009

Appendix 1 lists and updates each of the milestones contained in Exhibit E to the Combined Application (Hearing Exhibit 2, SAB-5) which the Commission adopted as the Approved Construction Schedule for the Units, pursuant to S.C. Code Ann. § 58-33-270(B)(1).  Appendix 1 provides columns with the following information:

1.             The description of the milestone as updated in the Quarterly Report for the Quarter Ending March 31, 2009.

2.             The BLRA milestone date by year and quarter as approved by the Commission in Order 2009-104A and the specific calendar date for the milestone.

3.             The milestone date by year and quarter as reflected in the Quarterly Report for the Quarter Ending March 31, 2009 and the specific calendar date for the milestone.

4.             The current milestone date, both by year and quarter and the specific calendar date for the milestone.

5.             For each actual completed milestones, the date by which it was completed.  For completed milestones, this column entry is shaded in grey.

6.             Information showing the number of months, if any, by which a milestone has been shifted.

7.             Information as to whether any milestone has been shifted outside of the 18/24 Month Contingency approved by the Commission.

8.             Information as to whether any current change in this milestone is anticipated to impact the substantial completion date.

9.             Notes.

10.           On the final page of the document, there is a chart summarizing milestone completion and movement since the last quarterly report.

BLRA Tracking Sheet
09-3Q

Appendix 1
VCS Units 2 and 3 of 09-3Q

Updated Milestone Description	BLRA Year/Quarter Application	2nd Qtr 2009	3rd Qtr 2009	Actual Completion Date	Delta Months from BLRA Year/Quarter	Outside +18/-24 Month Contingency?	Substantial Completion Date Impact?	Notes
Approve Engineering, Procurement and Construction Agreement	08-2Q-1 5/23/2008	08-2Q 5/23/2008		5/23/2008		No	No	
Issue P.O.'s to nuclear component fabricators for Units 2 and 3 Containment Vessels	08-2Q-2 4/30/2008	08-4Q 12/3/2008		12/3/2008		No	No	
Contractor Issue PO to Passive Residual Heat Removal Heat Exchanger Fabricator - First Payment - Unit 2	08-2Q-2 4/30/2008	08-3Q 8/31/2008		8/31/2008		No	No	
Contractor Issue PO to Accumulator Tank Fabricator - Unit 2	08-2Q-2 4/30/2008	08-3Q 7/31/2008		7/31/2008		No	No	
Contractor Issue PO to Core Makeup Tank Fabricator - Units 2 & 3	08-2Q-2 4/30/2008	08-3Q 9/30/2008		9/30/2008		No	No	
Contractor Issue PO to Squib Valve Fabricator - Units 2 & 3	08-2Q-2 4/30/2008	09-1Q 3/31/2009		3/31/2009		No	No	
Contractor Issue PO to Steam Generator Fabricator - Units 2 & 3	08-2Q-2 4/30/2008	08-2Q 6/30/2008		6/30/2008		No	No	
Contractor Issue Long Lead Material PO to Reactor Coolant Pump Fabricator - Units 2 & 3	08-2Q-2 4/30/2008	08-2Q 6/30/2008		6/30/2008		No	No	
Contractor Issue PO to Pressurizer Fabricator - Units 2 & 3	08-2Q-2 4/30/2008	08-3Q 8/31/2008		8/31/2008		No	No	
Contractor Issue PO to Reactor Coolant Loop Pipe Fabricator - First Payment - Units 2 & 3	08-2Q-2 4/30/2008	08-2Q 6/30/2008		6/30/2008		No	No	

Page 1 of 16

Based on April 1, 2009 Performance Measurement Baseline Schedule

BLRA Tracking Sheet
09-3Q

Appendix 1
VCS Units 2 and 3 of 09-3Q

Updated Milestone Description	BLRA Year/Quarter Application	2nd Qtr 2009	3rd Qtr 2009	Actual Completion Date	Delta Months from BLRA Year/Quarter	Outside +18/-24 Month Contingency?	Substantial Completion Date Impact?	Notes
Reactor Vessel Internals - Issue Long Lead Material PO to Fabricator - Units 2 and 3	08-2Q-2 4/30/2008	08-4Q 11/21/2008		11/21/2008		No	No	
Contractor Issue Long Lead Material PO to Reactor Vessel Fabricator - Units 2 & 3	08-2Q-2 4/30/2008	08-2Q 6/30/2008		6/30/2008		No	No	
Contractor Issue PO to Integrated Head Package Fabricator - Units 2 & 3	08-2Q-2 4/30/2008	09-3Q 7/31/2009	09-3Q 7/31/2009	7/31/2009	+15 Months	No	No	
Control Rod Drive Mechanism Issue PO for Long Lead Material to Fabricator - Units 2 and 3 - first payment	08-2Q-2 4/30/2008	08-2Q 6/21/2008		6/21/2008		No	No	
Issue P.O.'s to nuclear component fabricators for Nuclear Island structural CA20 Modules	08-2Q-2 4/30/2008	09-3Q 7/31/2009	09-3Q 8/31/2009	8/28/2009	+16 Months	No	No	
Start Site Specific and balance of plant detailed design	08-3Q-1 8/31/2008	08-2Q 9/11/2007		9/11/2007		No	No	
Instrumentation & Control Simulator - Contractor Place Notice to Proceed - Units 2 & 3	08-3Q-2 7/31/2008	08-4Q 10/31/2008		10/31/2008		No	No	
Steam Generator - Issue Final PO to Fabricator for Units 2 and 3	08-3Q-3 9/30/2008	08-2Q 6/30/2008		6/30/2008		No	No	
Reactor Vessel Internals - Contractor Issue PO for Long Lead Material (Heavy Plate and Heavy Forgings) to Fabricator - Units 2 & 3	08-3Q-3 9/30/2008	10-1Q 1/31/2010	10-1Q 1/31/2010		+16 Months	No	No	

Page 2 of 16

Based on April 1, 2009 Performance Measurement Baseline Schedule

BLRA Tracking Sheet
09-3Q

Appendix 1
VCS Units 2 and 3 of 09-3Q

Updated Milestone Description	BLRA Year/Quarter Application	2nd Qtr 2009	3rd Qtr 2009	Actual Completion Date	Delta Months from BLRA Year/Quarter	Outside +18/-24 Month Contingency?	Substantial Completion Date Impact?	Notes
Contractor Issue Final PO to Reactor Vessel Fabricator - Units 2 & 3	08-3Q-3 9/30/2008	08-3Q 9/30/2008		9/30/2008		No	No	
Variable Frequency Drive Fabricator Issue Transformer PO - Units 2 & 3	08-3Q-4 8/31/2008	09-2Q 4/30/2009		4/30/2009		No	No	
Start clearing, grubbing and grading	08-4Q-1 11/30/2008	09-1Q 1/26/2009		1/26/2009		No	No	
Core Makeup Tank Fabricator Issue Long Lead Material PO - Units 2 & 3	08-4Q-2 10/31/2008	08-4Q 10/31/2008		10/31/2008		No	No	
Acumulator Tank Fabricator Issue Long Lead Material PO - Units 2 & 3	08-4Q-2 10/31/2008	08-4Q 10/31/2008		10/31/2008		No	No	
Pressurizer Fabricator Issue Long Lead Material PO - Units 2 & 3	08-4Q-2 10/31/2008	08-4Q 10/31/2008		10/31/2008		No	No	
Reactor Coolant Loop Pipe - Contractor Issue PO to Fabricator - Second Payment - Units 2 & 3	08-4Q-2 10/31/2008	09-2Q 4/30/2009		4/30/2009		No	No	
Integrated Head Package - Issue PO to Fabricator - Units 2 and 3 - second payment	08-4Q-2 10/31/2008	09-3Q 7/31/2009	09-3Q 7/31/2009	7/31/2009	+9 Months	No	No	
Control Rod Drive Mechanisms - Contractor Issue PO for Long Lead Material to Fabricator - Units 2 & 3	08-4Q-2 10/31/2008	08-2Q 6/30/2008		6/30/2008		No	No	
Contractor Issue PO to Passive Residual Heat Removal Heat Exchanger Fabricator - Second Payment - Units 2 & 3	08-4Q-2 10/31/2008	08-4Q 10/31/2008		10/31/2008		No	No	

Page 3 of 16

Based on April 1, 2009 Performance
Measurement Baseline Schedule

BLRA Tracking Sheet
09-3Q

Appendix 1
VCS Units 2 and 3 of 09-3Q

Updated Milestone Description	BLRA Year/Quarter Application	2nd Qtr 2009	3rd Qtr 2009	Actual Completion Date	Delta Months from BLRA Year/Quarter	Outside +18/-24 Month Contingency?	Substantial Completion Date Impact?	Notes
Start Parr Road intersection work.	09-1Q-1 2/13/2009	09-1Q 2/13/2009		2/13/2009		No	No	
Reactor Coolant Pump - Issue Final PO to Fabricator - Units 2 and 3	09-1Q-2 1/31/2009	08-2Q 6/30/2008		6/30/2008		No	No	
Integrated Heat Packages Fabricator Issue Long Lead Material PO - Units 2 & 3	09-1Q-3 1/31/2009	09-4Q 10/31/2009	09-4Q 10/31/2009		+9 Months	No	No	
Design Finalization Payment 3	09-1Q-4 1/31/2009	09-1Q 1/31/2009		1/31/2009		No	No	
Start site development	09-2Q-1 5/31/2009	08-2Q 6/23/2008		6/23/2008		No	No	
Contractor Issue PO to Turbine Generator Fabricator - Units 2 & 3	09-2Q-2 4/30/2009	09-1Q 2/28/2009		2/17/2009		No	No	
Contractor Issue PO to Main Transformers Fabricator - Units 2 & 3	09-2Q-2 4/30/2009	09-3Q 9/30/2009	09-3Q 9/30/2009	9/25/2009	+5 Months	No	No	
Core Makeup Tank Fabricator Notice to Contractor Receipt of Long Lead Material - Units 2 & 3	09-2Q-3 6/30/2009	10-4Q 11/30/2010	10-4Q 11/30/2010		+17 Months	No	No	
Design Finalization Payment 4	09-2Q-4 4/30/2009	09-2Q 4/30/2009		4/30/2009		No	No	
Turbine Generator Fabricator Issue PO for Condenser Material - Unit 2	09-3Q-1 9/30/2009	09-3Q 8/31/2009	09-3Q 8/31/2009	8/28/2009	-1 Month	No	No	
Reactor Coolant Pump Fabricator Issue Long Lead Material Lot 2 - Units 2 & 3	09-3Q-2 8/31/2009	09-2Q 4/30/2009		4/30/2009		No	No	

Page 4 of 16

Based on April 1, 2009 Performance
Measurement Baseline Schedule

BLRA Tracking Sheet
09-3Q

Appendix 1
VCS Units 2 and 3 of 09-3Q

Updated Milestone Description	BLRA Year/Quarter Application	2nd Qtr 2009	3rd Qtr 2009	Actual Completion Date	Delta Months from BLRA Year/Quarter	Outside +18/-24 Month Contingency?	Substantial Completion Date Impact?	Notes
Passive Residual Heat Removal Heat Exchanger Fabricator Receipt of Long Lead Material - Units 2 & 3	09-3Q-2 8/31/2009	10-2Q 5/31/2010	10-2Q 5/31/2010		+9 Months	No	No	This Milestone will be completed between January and May of 2010.
Design Finalization Payment 5	09-3Q-3 7/31/2009	09-3Q 7/31/2009	09-3Q 7/31/2009	7/31/2009		No	No	
Start erection of construction buildings, to include craft facilities for personnel, tools, equipment; first aid facilities; field offices for site management and support personnel; temporary warehouses; and construction hiring office.	09-4Q-1 10/9/2009	09-4Q 10/9/2009	10-1Q 2/18/2010		+4 Months	No	No	Change between 2nd Quarter and 3rd Quarter due to schedule refinement.
Reactor Vessel Fabricator Notice to Contractor of Receipt of Flange Nozzle Shell Forging - Unit 2	09-4Q-2 12/31/2009	09-3Q 7/31/2009	09-3Q 8/31/2009	8/28/2009	-4 Months	No	No	
Design Finalization Payment 6	09-4Q-3 10/31/2009	09-4Q 10/31/2009	09-4Q 10/31/2009			No	No	
Instrumentation and Control Simulator - Contractor Issue PO to Subcontractor for Radiation Monitor System - Units 2 & 3	09-4Q-4 12/31/2009	09-4Q 12/31/2009	09-4Q 12/31/2009			No	No	
Reactor Vessel Internals - Fabricator Start Fit and Welding of Core Shroud Assembly - Unit 2	10-1Q-1 1/31/2010	11-2Q 6/30/2011	11-2Q 6/30/2011		+17 Months	No	No	
Turbine Generator Fabricator Issue PO for Moisture Separator Reheater/Feedwater Heater Material - Unit 2	10-1Q-2 2/28/2010	10-2Q 4/30/2010	10-2Q 4/30/2010		+2 Months	No	No	

Page 5 of 16

Based on April 1, 2009 Performance Measurement Baseline Schedule

BLRA Tracking Sheet
09-3Q

Appendix 1
VCS Units 2 and 3 of 09-3Q

Updated Milestone Description	BLRA Year/Quarter Application	2nd Qtr 2009	3rd Qtr 2009	Actual Completion Date	Delta Months from BLRA Year/Quarter	Outside +18/-24 Month Contingency?	Substantial Completion Date Impact?	Notes
Reactor Coolant Loop Pipe Fabricator Acceptance of Raw Material - Unit 2	10-1Q-3 3/31/2010	10-2Q 4/30/2010	10-2Q 4/30/2010		+1 Month	No	No	
Reactor Vessel Internals - Fabricator Start Weld Neutron Shield Spacer Pads to Assembly - Unit 2	10-2Q-1 5/31/2010	11-4Q 10/31/2011	11-4Q 10/31/2011		+17 Months	No	No	
Control Rod Drive Mechanisms - Fabricator to Start Procurement of Long Lead Material - Unit 2	10-2Q-2 5/31/2010	09-2Q 6/30/2009		6/30/2009		No	No	
Contractor Notified that Pressurizer Fabricator Performed Cladding on Bottom Head - Unit 2	10-2Q-3 5/31/2010	10-4Q 11/30/2010	10-4Q 11/30/2011		+6 Months	No	No	
Start excavation and foundation work for the standard plant for Unit 2	10-3Q-1 8/31/2010	10-1Q 3/15/2010	10-1Q 3/15/2010		-5 Months	No	No	
Steam Generator Fabricator Notice to Contractor of Receipt of 2nd Steam Generator Tubesheet Forging - Unit 2	10-3Q-2 8/31/2010	10-1Q 2/28/2010	10-1Q 2/28/2010		-6 Months	No	No	
Reactor Vessel Fabricator Notice to Contractor of Outlet Nozzle Welding to Flange Nozzle Shell Completion - Unit 2	10-3Q-3 8/31/2010	10-1Q 2/28/2010	10-1Q 2/28/2010		-6 Months	No	No	
Turbine Generator Fabricator Notice to Contractor Condenser Fabrication Started - Unit 2	10-3Q-4 8/31/2010	10-2Q 5/31/2010	10-2Q 5/31/2009		-3 Months	No	No	
Complete preparations for receiving the first module on site for Unit 2.	10-4Q-1 11/30/2010	10-3Q 8/18/2010	11-1Q 1/20/2011		+2 Months	No	No	Change between 2nd and 3rd Quarters due to schedule refinement.

Page 6 of 16

Based on April 1, 2009 Performance
Measurement Baseline Schedule

BLRA Tracking Sheet
09-3Q

Appendix 1
VCS Units 2 and 3 of 09-3Q

Updated Milestone Description	BLRA Year/Quarter Application	2nd Qtr 2009	3rd Qtr 2009	Actual Completion Date	Delta Months from BLRA Year/Quarter	Outside +18/-24 Month Contingency?	Substantial Completion Date Impact?	Notes
Steam Generator Fabricator Notice to Contractor of Receipt of 1st Steam Generator Transition Cone Forging - Unit 2	10-4Q-2 10/31/2010	10-2Q 4/30/2010	10-2Q 4/30/2010		-6 Months	No	No	
Reactor Coolant Pump Fabricator Notice to Contractor of Manufacturing of Casing Completion - Unit 2	10-4Q-3 11/30/2010	10-4Q 11/30/2010	10-4Q 11/30/2011			No	No	
Reactor Coolant Loop Pipe Fabricator Notice to Contractor of Machining, Heat Treating & Non-Destructive Testing Completion - Unit 2	10-4Q-4 12/31/2010	10-4Q 12/31/2010	10-4Q 12/31/2011			No	No	
Core Makeup Tank Fabricator Notice to Contractor of Satisfactory Completion of Hydrotest - Unit 2	11-1Q-1 2/28/2011	11-2Q 5/31/2011	11-2Q 5/31/2011		+3 Months	No	No	
Polar Crane Fabricator Issue PO for Main Hoist Drum and Wire Rope - Units 2 & 3	11-1Q-2 2/28/2011	11-1Q 2/28/2011	11-1Q 2/28/2011			No	No	
Control Rod Drive Mechanisms - Fabricator to Start Procurement of Long Lead Material - Unit 3	11-2Q-1 5/31/2011	11-2Q 6/30/2011	11-2Q 6/30/2011		+1 Month	No	No	
Turbine Generator Fabricator Notice to Contractor Condenser Ready to Ship - Unit 2	11-2Q-2 4/30/2011	11-4Q 10/31/2011	11-4Q 10/31/2011		+6 Months	No	No	
Start placement of mud mat for Unit 2	11-3Q-1 7/14/2011	11-3Q 7/14/2011	11-2Q 6/17/2011		-1 Month	No	No	Change between 2nd and 3rd Quarters due to schedule refinement and improvements in logic.

Page 7 of 16

Based on April 1, 2009 Performance Measurement Baseline Schedule

BLRA Tracking Sheet
09-3Q

Appendix 1
VCS Units 2 and 3 of 09-3Q

Updated Milestone Description	BLRA Year/Quarter Application	2nd Qtr 2009	3rd Qtr 2009	Actual Completion Date	Delta Months from BLRA Year/Quarter	Outside +18/-24 Month Contingency?	Substantial Completion Date Impact?	Notes
Steam Generator Fabricator Notice to Contractor of Receipt of 1st Steam Generator Tubing - Unit 2	11-3Q-2 7/31/2011	11-1Q 1/31/2011	11-1Q 1/31/2011		-6 Months	No	No	
Pressurizer Fabricator Notice to Contractor of Welding of Upper and Intermediate Shells Completion - Unit 2	11-3Q 7/31/2011	10-4Q 10/31/2010	10-4Q 10/31/2010		-9 Months	No	No	
Reactor Vessel Fabricator Notice to Contractor of Closure Head Cladding Completion - Unit 3	11-3Q-4 9/30/2011	12-1Q 2/28/2012	12-1Q 2/28/2012		+5 Months	No	No	
Begin Unit 2 first nuclear concrete placement	11-4Q-1 10/3/2011	11-4Q 10/3/2011	11-3Q 9/30/2011		-1 Month	No	No	Change between 2nd and 3rd Quarters due to schedule refinement and improvements in logic.
Reactor Coolant Pump Fabricator Notice to Contractor of Stator Core Completion - Unit 2	11-4Q-2 10/31/2011	11-3Q 9/30/2011	11-3Q 9/30/2011		-1 Month	No	No	
Fabricator Start Fit and Welding of Core Shroud Assembly - Unit 2	11-4Q-3 10/31/2011	11-2Q 6/30/2011	11-2Q 6/30/2011		-4 Months	No	No	
Steam Generator Fabricator Notice to Contractor of Completion of 1st Steam Generator Tubing Installation - Unit 2	11-4Q-4 11/30/2011	11-2Q 5/31/2011	11-2Q 5/31/2011		-6 Months	No	No	
Reactor Coolant Loop Pipe - Shipment of Equipment to Site - Unit 2	11-4Q-5 12/31/2011	12-4Q 12/31/2012	12-4Q 12/31/2012		+12 Months	No	No	
Control Rod Drive Mechanism - Ship Remainder of Equipment (Latch Assembly & Rod Travel Housing) to Head Supplier - Unit 2	11-4Q-6 11/30/2011	11-4Q 12/31/2011	11-4Q 12/31/2011		+1 Months	No	No	

Page 8 of 16

Based on April 1, 2009 Performance Measurement Baseline Schedule

BLRA Tracking Sheet
09-3Q

Appendix 1
VCS Units 2 and 3 of 09-3Q

Updated Milestone Description	BLRA Year/Quarter Application	2nd Qtr 2009	3rd Qtr 2009	Actual Completion Date	Delta Months from BLRA Year/Quarter	Outside +18/-24 Month Contingency?	Substantial Completion Date Impact?	Notes
Pressurizer Fabricator Notice to Contractor of Welding of Upper and Intermediate Shells Completion - Unit 2	11-4Q-7 10/31/2011	10-4Q 10/31/2010	10-4Q 10/31/2010		-12 Months	No	No	
Steam Generator Fabricator Notice to Contractor of Completion of 2nd Steam Generator Tubing Installation - Unit 2	11-4Q-8 12/31/2011	11-2Q 6/30/2011	11-2Q 6/30/2011		-6 Months	No	No	
Design Finalization Payment 14	11-4Q-9 10/31/2011	11-4Q 10/31/2011	11-4Q 10/31/2011			No	No	
Set module CA04 for Unit 2	12-1Q-1 1/27/2012	12-1Q 1/27/2012	12-1Q 1/27/2012			No	No	
Passive Residual Heat Removal Heat Exchanger Fabricator Notice to Contractor of Final Post Weld Heat Treatment - Unit 2	12-1Q-2 1/31/2012	10-2Q 6/30/2010	10-2Q 6/30/2010		-19 Months	No	No	
Passive Residual Heat Removal Heat Exchanger Fabricator Notice to Contractor of Completion of Tubing - Unit 2	12-1Q-3 2/28/2012	11-1Q 1/31/2011	11-1Q 1/31/2011		-13 Months	No	No	
Polar Crane Fabricator Notice to Contractor of Girder Fabrication Completion - Unit 2	12-1Q-4 2/28/2012	12-1Q 2/28/2012	12-1Q 2/28/2012			No	No	
Turbine Generator Fabricator Notice to Contractor Condenser Ready to Ship - Unit 3	12-1Q-5 3/31/2012	13-3Q 8/31/2013	13-3Q 8/31/2013		+17 Months	No	No	
Set Containment Vessel ring #1 for Unit 2	12-2Q-1 4/3/2012	12-2Q 4/3/2012	12-2Q 4/3/2012			No	No	

Page 9 of 16

Based on April 1, 2009 Performance Measurement Baseline Schedule

BLRA Tracking Sheet
09-3Q

Appendix 1
VCS Units 2 and 3 of 09-3Q

Updated Milestone Description	BLRA Year/Quarter Application	2nd Qtr 2009	3rd Qtr 2009	Actual Completion Date	Delta Months from BLRA Year/Quarter	Outside +18/-24 Month Contingency?	Substantial Completion Date Impact?	Notes
Reactor Coolant Pump Fabricator Delivery of Casings to Port of Export - Unit 2	12-2Q-2 4/30/2012	12-1Q 3/31/2012	12-1Q 3/31/2012		-1 Month	No	No	
Reactor Coolant Pump Fabricator Notice to Contractor of Stator Core Completion - Unit 3	12-2Q-3 7/31/2012	13-3Q 8/31/2013	13-3Q 8/31/2013		+13 Months	No	No	
Reactor Vessel Fabricator Notice to Contractor of Receipt of Core Shell Forging - Unit 3	12-2Q-4 4/30/2012	12-3Q 9/30/2012	12-3Q 9/30/2012		+5 Months	No	No	
Contractor Notified that Pressurizer Fabricator Performed Cladding on Bottom Head - Unit 3	12-2Q-5 5/31/2012	13-1Q 1/31/2013	13-1Q 1/31/2013		+8 Months	No	No	
Set Nuclear Island structural module CA03 for Unit 2	12-3Q-1 8/30/2012	12-3Q 8/30/2012	12-3Q 8/30/2012			No	No	
Squib Valve Fabricator Notice to Contractor of Completion of Assembly and Test for Squib Valve Hardware - Unit 2	12-3Q-2 8/31/2012	12-2Q 5/31/2012	12-2Q 5/31/2012		-3 Months	No	No	
Accumulator Tank Fabricator Notice to Contractor of Satisfactory Completion of Hydrotest - Unit 3	12-3Q-3 7/31/2012	12-4Q 12/31/2012	12-4Q 12/31/2012		+5 Months	No	No	
Polar Crane Fabricator Notice to Contractor of Electric Panel Assembly Completion - Unit 2	12-3Q-4 7/31/2012	12-3Q 7/31/2012	12-3Q 7/31/2012			No	No	
Start containment large bore pipe supports for Unit 2	12-4Q-1 11/30/2012	12-2Q 4/9/2012	12-2Q 5/29/2012		-6 Months	No	No	

Page 10 of 16

Based on April 1, 2009 Performance Measurement Baseline Schedule

BLRA Tracking Sheet
09-3Q

Appendix 1
VCS Units 2 and 3 of 09-3Q

Updated Milestone Description	BLRA Year/Quarter Application	2nd Qtr 2009	3rd Qtr 2009	Actual Completion Date	Delta Months from BLRA Year/Quarter	Outside +18/-24 Month Contingency?	Substantial Completion Date Impact?	Notes
Integrated Head Package - Shipment of Equipment to Site - Unit 2	12-4Q-2 10/31/2012	12-4Q 10/31/2012	12-4Q 10/31/2012			No	No	
Reactor Coolant Pump Fabricator Notice to Contractor of Final Stator Assembly Completion - Unit 2	12-4Q-3 11/30/2012	12-4Q 11/30/2012	12-4Q 11/30/2012			No	No	
Steam Generator Fabricator Notice to Contractor of Completion of 2nd Steam Generator Tubing Installation - Unit 3	12-4Q-4 12/31/2012	13-2Q 5/31/2013	13-2Q 5/31/2013		+5 Months	No	No	
Steam Generator Fabricator Notice to Contractor of Satisfactory Completion of 1st Steam Generator Hydrotest - Unit 2	12-4Q-5 12/31/2012	12-2Q 5/31/2012	12-2Q 5/31/2012		-7 Months	No	No	
Start concrete fill of Nuclear Island structural modules CA01 and CA02 for Unit 2	13-1Q-1 2/26/2013	13-1Q 2/26/2013	13-1Q 2/26/2013			No	No	
Passive Residual Heat Removal Heat Exchanger - Delivery of Equipment to Port of Entry - Unit 2	13-1Q-2 1/31/2013	12-2Q 4/30/2012	12-2Q 4/30/2012		-9 Months	No	No	
Refueling Machine Fabricator Notice to Contractor of Satisfactory Completion of Factory Acceptance Test - Unit 2	13-1Q-3 2/28/2013	13-1Q 2/28/2013	13-1Q 2/28/2013			No	No	
Deliver Reactor Vessel Internals to Port of Export - Unit 2	13-1Q-4 3/31/2013	13-3Q 7/31/2013	13-3Q 7/31/2013		+4 Months	No	No	

Page 11 of 16

Based on April 1, 2009 Performance
Measurement Baseline Schedule

BLRA Tracking Sheet
09-3Q

Appendix 1
VCS Units 2 and 3 of 09-3Q

Updated Milestone Description	BLRA Year/Quarter Application	2nd Qtr 2009	3rd Qtr 2009	Actual Completion Date	Delta Months from BLRA Year/Quarter	Outside +18/-24 Month Contingency?	Substantial Completion Date Impact?	Notes
Set Unit 2 Containment Vessel #3	13-2Q-1 4/17/2013	13-2Q 4/17/2013	13-2Q 4/17/2013			No	No	
Steam Generator - Contractor Acceptance of Equipment at Port of Entry - Unit 2	13-2Q-2 4/30/2013	13-1Q 3/31/2013	13-1Q 3/31/2013		-1 Month	No	No	
Turbine Generator Fabricator Notice to Contractor Turbine Generator Ready to Ship - Unit 2	13-2Q-3 4/30/2013	13-2Q 4/30/2013	13-2Q 4/30/2013			No	No	
Pressurizer Fabricator Notice to Contractor of Satisfactory Completion of Hydrotest - Unit 3	13-2Q-4 6/30/2013	14-1Q 2/28/2014	14-1Q 2/28/2014		+8 Months	No	No	
Polar Crane - Shipment of Equipment to Site - Unit 2	13-2Q-5 5/31/2013	13-2Q 5/31/2013	13-2Q 5/31/2013			No	No	
Receive Unit 2 Reactor Vessel on site from fabricator	13-2Q-6 5/20/2013	13-2Q 5/20/2013	13-2Q 5/20/2013			No	No	
Set Unit 2 Reactor Vessel	13-3Q-1 8/31/2013	13-2Q 6/18/2013	13-2Q 6/18/2013		-2 Months	No	No	
Steam Generator Fabricator Notice to Contractor of Completion of 2nd Channel Head to Tubesheet Assembly Welding - Unit 3	13-3Q-2 7/31/2013	13-4Q 12/31/2013	13-4Q 12/31/2013		+5 Months	No	No	
Reactor Coolant Pump Fabricator Notice to Contractor of Final Stator Assembly Completion - Unit 3	13-3Q-3 7/31/2013	14-3Q 8/31/2014	14-3Q 8/31/2014		+13 Months	No	No	

Page 12 of 16

Based on April 1, 2009 Performance Measurement Baseline Schedule

BLRA Tracking Sheet
09-3Q

Appendix 1
VCS Units 2 and 3 of 09-3Q

Updated Milestone Description	BLRA Year/Quarter Application	2nd Qtr 2009	3rd Qtr 2009	Actual Completion Date	Delta Months from BLRA Year/Quarter	Outside +18/-24 Month Contingency?	Substantial Completion Date Impact?	Notes
Reactor Coolant Pump - Shipment of Equipment to Site (2 Reactor Coolant Pumps) - Unit 2	13-3Q-4 7/31/2013	13-3Q 9/30/2013	13-3Q 9/30/2013		+2 Months	No	No	
Place first nuclear concrete for Unit 3	13-3Q-5 8/1/2013	13-3Q 8/1/2013	13-3Q 8/1/2013			No	No	
Set Unit 2 Steam Generator	13-4Q-1 11/30/2013	13-3Q 9/9/2013	13-3Q 9/9/2013		-2 Months	No	No	
Main Transformers Ready to Ship - Unit 2	13-4Q-2 11/30/2013	13-3Q 9/30/2013	13-3Q 9/30/2013		-2 Months	No	No	
Complete Unit 3 Steam Generator Hydrotest at fabricator	13-4Q-3 12/31/2013	14-1Q 2/28/2014	14-1Q 2/28/2014		+2 Months	No	No	
Set Unit 2 Containment Vessel Bottom Head on basemat legs	13-4Q-4 11/21/2013	11-4Q 11/21/2011	11-4Q 11/21/2011		-24 Months	No	No	
Set Unit 2 Pressurizer Vessel	14-1Q-1 1/24/2014	14-1Q 1/24/2014	14-1Q 1/24/2014			No	No	
Reactor Coolant Pump Fabricator Notice to Contractor of Satisfactory Completion of Factory Acceptance Test - Unit 3	14-1Q-2 1/31/2014	15-1Q 2/28/2015	15-1Q 2/28/2015		+13 Months	No	No	
Deliver Reactor Vessel Internals to Port of Export - Unit 3	14-1Q-3 3/31/2014	15-2Q 6/30/2015	15-2Q 6/30/2015		+15 Months	No	No	
Main Transformers Fabricator Issue PO for Material - Unit 3	14-1Q-4 2/28/2014	14-2Q 4/30/2014	14-2Q 4/30/2014		+2 Months	No	No	

Page 13 of 16

Based on April 1, 2009 Performance Measurement Baseline Schedule

BLRA Tracking Sheet
09-3Q

Appendix 1
VCS Units 2 and 3 of 09-3Q

Updated Milestone Description	BLRA Year/Quarter Application	2nd Qtr 2009	3rd Qtr 2009	Actual Completion Date	Delta Months from BLRA Year/Quarter	Outside +18/-24 Month Contingency?	Substantial Completion Date Impact?	Notes
Complete welding of Unit 2 Passive Residual Heat Removal System piping	14-2Q-1 3/19/2014	14-1Q 3/19/2014	14-1Q 3/19/2014			No	No	
Steam Generator - Contractor Acceptance of Equipment at Port of Entry - Unit 3	14-2Q-2 4/30/2014	15-2Q 4/30/2015	15-2Q 4/30/2015		+12 Months	No	No	
Refueling Machine - Shipment of Equipment to Site - Unit 3	14-2Q-3 5/31/2014	14-2Q 5/31/2014	14-2Q 5/31/2014			No	No	
Set Unit 2 Polar Crane	14-3Q-1 8/31/2014	14-2Q 4/3/2014	14-2Q 4/3/2014		-4 Months	No	No	
Reactor Coolant Pumps - Shipment of Equipment to Site - Unit 3	14-3Q-2 7/31/2014	15-2Q 6/30/2015	15-2Q 6/30/2015		+11 Months	No	No	
Main Transformers Ready to Ship - Unit 3	14-3Q-3 9/30/2014	14-3Q 9/30/2014	14-3Q 9/30/2014			No	No	
Spent Fuel Strorage Rack - Shipment of Last Rack Module - Unit 3	14-4Q-1 12/31/2014	14-4Q 12/31/2014	14-4Q 12/31/2014			No	No	
Start electrical cable pulling in Unit 2 Auxillary Building	15-1Q-1 2/28/2015	14-4Q 12/26/2014	14-4Q 12/26/2014		-2 Months	No	No	
Complete Unit 2 Reactor Coolant System cold hydro	15-1Q-2 2/28/2015	15-3Q 8/3/2015	15-3Q 7/2/2015		+5 Months	No	No	
Activate class 1E DC power in Unit 2 Auxilary Building.	15-2Q-1 3/5/2015	15-1Q 3/5/2015	15-1Q 2/25/2015		-1 Month	No	No	
Complete Unit 2 hot functional test.	15-3Q-1 9/21/2015	15-3Q 9/21/2015	15-3Q 8/20/2015		-1 Month	No	No	

Page 14 of 16

Based on April 1, 2009 Performance Measurement Baseline Schedule

BLRA Tracking Sheet
09-3Q

Appendix 1
VCS Units 2 and 3 of 09-3Q

Updated Milestone Description	BLRA Year/Quarter Application	2nd Qtr 2009	3rd Qtr 2009	Actual Completion Date	Delta Months from BLRA Year/Quarter	Outside +18/-24 Month Contingency?	Substantial Completion Date Impact?	Notes
Install Unit 3 ring 3 for containment vessel	15-3Q-2 7/30/2015	15-3Q 7/30/2015	15-1Q 2/19/2015		-5 Months	No	No	Change between 2nd and 3rd Quarters due to schedule refinement and improvements in logic.
Load Unit 2 nuclear fuel	15-4Q-1 10/28/2015	15-4Q 10/28/2015	15-4Q 10/28/2015			No	No	
Unit 2 Substantial Completion	16-1Q-1 2/28/2016	16-2Q 4/1/2016	16-2Q 4/1/2016		+2 Months	No	No	
Set Unit 3 Reactor Vessel	16-2Q-1 5/31/2016	15-4Q 10/1/2015	15-2Q 4/22/2015		-13 Months	No	No	Change between 2nd and 3rd Quarters due to schedule refinement and improvements in logic.
Set Unit 3 Steam Generator #2	16-3Q-1 8/31/2016	15-4Q 12/22/2015	15-3Q 7/13/2015		-13 Months	No	No	Change between 2nd and 3rd Quarters due to schedule refinement and improvements in logic.
Set Unit 3 Pressurizer Vessel	16-4Q-1 11/30/2016	16-2Q 5/16/2016	15-4Q 11/23/2015		-12 Months	No	No	Change between 2nd and 3rd Quarters due to schedule refinement and improvements in logic.
Complete welding of Unit 3 Passive Residual Heat Removal System piping	17-1Q-1 2/28/2017	16-2Q 6/20/2016	16-1Q 1/11/2016		-13 Months	No	No	Change between 2nd and 3rd Quarters due to schedule refinement and improvements in logic.
Set Unit 3 polar crane	17-2Q-1 2/28/2017	16-3Q 7/18/2016	16-1Q 2/5/2016		-12 Months	No	No	Change between 2nd and 3rd Quarters due to schedule refinement and improvements in logic.
Start Unit 3 Shield Building roof slab rebar placement	17-3Q-1 8/31/2017	17-1Q 1/16/2017	16-3Q 8/2/2016		-12 Months	No	No	Change between 2nd and 3rd Quarters due to schedule refinement and improvements in logic.
Start Unit 3 Auxiliary Building electrical cable pulling	17-4Q-1 11/30/2017	17-2Q 4/6/2017	16-4Q 10/19/2016		-13 Months	No	No	Change between 2nd and 3rd Quarters due to schedule refinement and improvements in logic.
Activate Unit 3 Auxiliary Building class 1E DC power	18-1Q-1 2/28/2018	17-2Q 6/9/2017	16-4Q 12/27/2016		-14 Months	No	No	Change between 2nd and 3rd Quarters due to schedule refinement and improvements in logic.

Page 15 of 16

Based on April 1, 2009 Performance
Measurement Baseline Schedule

Updated Milestone Description BLRA Year/Quarter Application 2nd Qtr 2009 3rd Qtr 2009 Actual Completion Date Delta Months from BLRA Year/Quarter Outside +18/-24 Month Contingency? Substantial Completion Date Impact? Notes Complete Unit 3 Reactor Coolant System cold hydro 18-2Q-1 5/31/2018 18-1Q 1/1/2018 17-2Q 5/3/2017 -12 Months No No Change between 2nd and 3rd Quarters due to schedule refinement and improvements in logic. Complete Unit 3 hot functional test 18-2Q-1 5/31/2018 18-1Q 2/15/2018 18-2Q 5/14/2018 No No Change between 2nd and 3rd Quarters due to schedule refinement. Complete Unit 3 nuclear fuel load 18-3Q-1 7/31/2018 18-3Q 7/31/2018 18-2Q 6/26/2018 -1 Month No No Change between 2nd and 3rd Quarters due to schedule refinement and improvements in logic. Begin Unit 3 full power operation 18-4Q-1 10/31/2018 18-4Q 10/31/2018 18-4Q 10/31/2018 No No Unit 3 Substantial Completion 19-1Q-1 1/1/2019 19-1Q 1/1/2019 19-1Q 1/1/2019 No No SUMMARY Total Milestones Completed - 40 out of 146 = 27.4% Milestones Completed 3Q-09 - 7 out of 7 = 100% Milestone Movement - 2Q-09 vs. 3Q-09: a) Forward Movement - 3 out of 146 = 2% b) Backward Movement - 13 out of 146 = 9% Milestones Within +12- +17 Month range = 11 out of 146 = 7.5% COMPLETED ITEMS = GRAY ITEMS COMPLETED IN 09-3Q = GREEN DIFFERENCE IN SCHEDULED QUARTER COMPLETION BETWEEN 2nd and 3rd QUARTERS = YELLOW Page 16 of 16

APPENDIX 2

V. C. Summer Nuclear Station Units 2 & 3

Quarterly Report to the South Carolina Office of Regulatory Staff

Submitted by South Carolina Electric & Gas Company

Pursuant to Public Service Commission Order No. 2009-104A

Quarter Ending September 30, 2009

Appendix 2 is an updated and expanded version of the information contained in Exhibit F to the Combined Application Hearing Exhibit 16, EEB-1-P/C.  The information contained in Appendix 2 has been updated or expanded to show:

1.                                     The actual expenditures on the project by plant cost category through the current period.

2.                                     The changes in capital costs reflecting the Company’s current forecast of expenditures on the project for each future period by plant cost category.  In updating its cost projections the Company has used the current construction schedule for the project and the Commission-approved inflation indices as set forth in Appendix 5 to this report.

3.                                     The cumulative Construction Work in Progress for the project and the balance of Construction Work in Progress that is not yet reflected in revised rates.

4.                                     The current rate for calculating AFUDC computed as required under applicable FERC regulations.

Appendix 2

UPDATED and ANTICIPATED CONSTRUCTION EXPENDITURES

(Thousands of $)

V.C. Summer Units 2 and 3 - Summary of SCE&G Capital Cost Components

Plant Cost Categories

		Actual		Projected
	Total	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Fixed with No Adjustment	CONFIDENTIAL
Firm with Fixed Adjustment A
Firm with Fixed Adjustment B
Firm with Indexed Adjustment
Actual Craft Wages
Non-Labor Costs
Time & Materials
Owners Costs

Total Unescalated Project Costs	3,840,211	21,723	97,360	326,042	405,662	450,605	612,660	613,246	459,495	386,574	264,125	109,198	93,520
Project Cost Escalation	1,110,124	—	3,516	13,928	17,623	79,090	153,861	200,363	186,724	179,799	147,759	65,488	61,973
Contingency(2007 $)	339,655	—	—	33,800	28,450	39,539	47,729	50,875	53,242	47,075	17,387	16,237	5,321
Contingency Escalation	111,272	—	—	(772)	442	8,860	13,611	17,804	21,551	21,232	13,742	10,946	3,856

Total Net Cash Flow	5,401,262	21,723	100,876	372,998	452,177	578,094	827,861	882,288	721,012	634,680	443,013	201,869	164,670

Transmission Projects
Total Unescalated Project Costs	308,638	—	26	669	1,435	3,043	4,864	9,947	24,850	37,443	43,451	81,739	101,171
Contingency	46,243	—	—	—	—	—	167	1,456	4,054	5,985	329	13,606	20,646
Escalation	227,415	—	3	(3)	(81)	664	1,441	4,085	12,551	21,486	26,231	65,653	95,385
Total Net Cash Flow	582,296	—	29	666	1,354	3,707	6,472	15,488	41,455	64,914	70,011	160,998	217,202

Total Project Cash Flow	5,983,558	21,723	100,905	373,664	453,531	581,801	834,333	897,776	762,467	699,594	513,024	362,867	381,872

Cumulative Project Cash Flow		21,723	122,629	496,293	949,824	1,531,625	2,365,958	3,263,734	4,026,201	4,725,795	5,238,819	5,601,686	5,983,558

AFUDC(Capitalized Interest)	279,935	645	3,497	12,434	21,639	26,869	34,639	41,845	40,980	34,833	22,624	19,661	20,270

Gross Construction	6,263,493	22,368	104,403	386,098	475,170	608,670	868,972	939,621	803,447	734,427	535,648	382,528	402,142

Construction Work in Process		22,368	126,771	512,869	988,039	1,596,708	2,465,681	3,405,301	4,208,748	4,943,175	5,478,823	5,861,352	6,263,493

CWIP Currently in Rates				264,325

September 30, 2009 Actual Incremental CWIP Not Currently in Rates				123,878

Notes:
Current Period AFUDC rate applied	8.08%

The AFUDC rate applied is the current SCE&G rate. AFUDC rates can vary with changes in market interest rates, SCE&G’s embedded cost of capital, capitalization ratios, construction work in process, and SCE&G’s short-term debt outstanding.

APPENDIX 3

V. C. Summer Nuclear Station Units 2 & 3

Quarterly Report to the South Carolina Office of Regulatory Staff

Submitted by South Carolina Electric & Gas Company

Pursuant to Public Service Commission Order No. 2009-104A

Quarter Ending September 30, 2009

For comparison purposes, Appendix 3 provides an original version of Exhibit F to the Combined Application Hearing Exhibit 16, EEB-1-P/C.  It contains the original Cumulative Project Cash Flow for the project which was approved by the Commission, as the Approved Capital Cost of the Units, pursuant to S.C. Code Ann. § 58-33-270(B)(2), but subject to revision for escalation, changes in AFUDC rates and amounts, capital cost scheduling contingencies and other contingency adjustments as authorized in Order No. 2009-104A.

Appendix 3

EXHIBIT F, Chart A to Combined Application

Docket 2008-196-E

ANTICIPATED CONSTRUCTION SCHEDULE

(Thousands of $)

V.C. Summer Units 2 and 3 - Summary of SCE&G Capital Cost Components

Plant Cost Categories

	Total	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Fixed with No Adjustment	CONFIDENTIAL
Firm with Fixed Adjustment A
Firm with Fixed Adjustment B
Firm with Indexed Adjustment
Actual Craft Wages
Non-Labor Costs
Time & Materials
Owners Costs

Total Unescalated Project Costs	3,787,863	21,473	168,471	395,303	517,524	533,119	525,685	504,453	425,797	293,457	206,690	126,733	69,158
Project Cost Escalation	1,098,590	—	4,080	32,529	72,881	103,707	137,905	172,041	180,354	143,984	123,017	82,462	45,630
Contingency(2007 $)	392,004	—	9,968	27,844	40,770	49,411	55,308	55,994	52,233	43,838	29,417	18,818	8,403
Contingency Escalation	132,610	—	307	2,494	6,017	10,324	15,360	19,555	22,237	21,488	17,503	12,204	5,121

Total Net Cash Flow	5,411,067	21,473	182,826	458,170	637,192	696,561	734,258	752,043	680,621	502,767	376,627	240,217	128,312

Transmission Projects
Total Unescalated Project Costs	308,591	—	—	308	—	—	1,111	9,707	27,029	39,903	2,192	90,704	137,637
Contingency	46,289	—	—	46	—	—	167	1,456	4,054	5,985	329	13,606	20,646
Escalation	283,140	—	—	24	—	—	388	4,392	15,199	27,126	1,765	85,213	149,033
Total Net Cash Flow	638,020	—	—	378	—	—	1,666	15,555	46,282	73,014	4,286	189,523	307,316

Total Project Cash Flow	6,049,087	21,473	182,826	458,548	637,192	696,561	735,924	767,598	726,903	575,781	380,913	429,740	435,628

Cumulative Project Cash Flow		21,473	204,299	662,847	1,300,039	1,996,600	2,732,524	3,500,122	4,227,025	4,802,806	5,183,719	5,613,459	6,049,087

AFUDC(Capitalized Interest)	264,289	645	5,204	17,292	24,459	31,461	34,135	34,466	33,650	28,726	13,395	17,577	23,279

Gross Construction	6,313,376	22,118	188,030	475,840	661,651	728,022	770,059	802,064	760,553	604,507	394,308	447,317	458,907

Construction Work in Process		22,118	210,148	685,988	1,347,639	2,075,661	2,845,720	3,647,784	4,408,337	5,012,844	5,407,152	5,854,469	6,313,376

Notes:
AFUDC rate applied	5.52%

The AFUDC rate applied is the current SCE&G rate. AFUDC rates can vary with changes in market interest rates, SCE&G’s embedded cost of capital, capitalization ratios, construction work in process, and SCE&G’s short-term debt outstanding.

APPENDIX 4

V. C. Summer Nuclear Station Units 2 & 3

Quarterly Report to the South Carolina Office of Regulatory Staff

Submitted by South Carolina Electric & Gas Company

Pursuant to Public Service Commission Order No. 2009-104A

Quarter Ending September 30, 2009

Chart A of Appendix 4 sets forth a schedule showing the Cumulative Project Cash Flow approved by the Commission for each year of the project, as adjusted for inflation and approved contingencies.  The Cumulative Project Cash Flow target as approved in Order No. 2009-104A and as updated for escalation and other Commission-approved adjustments is found under the heading “Per Order 2009-104A Adjusted.”  The adjustments reflect:

1.                                      Changes in inflation indices.

2.                                      Changes in the timing of capital costs based on the use of the Cost Rescheduling contingencies authorized by the Commission, if any.

3.                                      Budget Carry-forward Adjustments used, where appropriate to track the effect of lower-than-expected cumulative costs on the future cumulative cash flow of the project.

4.                                      Carry forward of unused contingencies from prior years and contingency timing adjustments related to the acceleration of capital costs as authorized by the Commission.

Chart A of Appendix 4 also shows the cumulative cash flow for the project based on actual expenditures to date and the current construction schedule and forecast of year-by-year cost and going forward.  This information is found under the heading “Actual through September 2009, plus Projected.”  This part of Appendix 4, Chart A contains the same information that is presented in Appendix 2 but unlike Appendix 2, it shows plant and transmission contingencies as a single pool of funds as was envisioned in Order No. 2009-104A.

Chart B of Appendix 4 provides a comparison of the adjusted Cumulative Project Cash Flow target for the project with the actual and forecasted cash flow for the project.  This section Chart A of Appendix 4 also shows the cumulative contingency available to cover any amount by which the actual or forecasted expenditure is greater than the approved target expenditure during any year.

Chart C of Appendix 4 provides a year-by-year schedule of available contingency funds as well as their actual or anticipated use, and carry forward of unused amounts.

Appendix 4, Chart A

RESTATED and UPDATED CONSTRUCTION EXPENDITURES

(Thousands of $)

V.C. Summer Units 2 and 3 - Summary of SCE&G Capital Cost Components

Per Order 2009 104-A Adjusted

	Total	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018

Annual Project Cash Flow(per order)	6,049,087	21,473	182,826	458,548	637,192	696,561	735,924	767,598	726,903	575,781	380,913	429,740	435,628
Capital Cost Rescheduling Contingency		—	—	—	—	—	—	—	—	—	—	—	—
Budget Carry-Forward Adjustment Contingency Pool Timing Adjustment	—	—	(9,968)	9,968	—	—	—	—	—	—	—	—	—
Net	6,049,087	21,473	172,858	468,516	637,192	696,561	735,924	767,598	726,903	575,781	380,913	429,740	435,628

Adjusted for Change in Escalation	5,831,910	21,473	171,290	430,199	574,867	692,595	729,873	759,510	715,570	562,123	374,151	404,712	395,548

Cumulative Project Cash Flow(Target)		21,723	192,763	622,962	1,197,829	1,890,424	2,620,298	3,379,807	4,095,377	4,657,500	5,031,650	5,436,363	5,831,910

Actual through September, 2009 plus Projected

		Actual		Projected
	Total	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Plant Cost Categories
Fixed with No Adjustment
Firm with Fixed Adjustment A
Firm with Fixed Adjustment B
Firm with Indexed Adjustment
Actual Craft Wages	CONFIDENTIAL
Non-Labor Costs
Time & Materials
Owners Costs
Transmission Projects

Total Base Project Costs(2007 $)	4,148,849	21,723	97,386	326,711	407,097	453,648	617,524	623,193	484,345	424,017	307,576	190,937	194,691
Total Project Contingency(2007 $)	385,898	—	—	33,800	28,450	39,539	47,896	52,331	57,296	53,060	17,716	29,843	25,967
Total Project Commitment(2007$)	4,534,747	21,723	97,386	360,512	435,547	493,187	665,420	675,524	541,641	477,077	325,292	220,780	220,658

Total Project Escalation	1,448,811	—	3,519	13,153	17,984	88,614	168,913	222,252	220,826	222,517	187,732	142,087	161,214

Total Revised Project Cash Flow	5,983,558	21,723	100,905	373,664	453,531	581,801	834,333	897,776	762,467	699,594	513,024	362,867	381,872

Cumulative Project Cash Flow(Revised)		21,723	122,629	496,293	949,824	1,531,625	2,365,958	3,263,734	4,026,201	4,725,795	5,238,819	5,601,686	5,983,558

Appendix 4, Chart B

RESTATED and UPDATED CONSTRUCTION EXPENDITURES

(Thousands of $)

V.C. Summer Units 2 and 3 - Summary of SCE&G Capital Cost Components

	Total	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018

Project Cash Flow Target	5,831,910	21,473	171,290	430,199	574,867	692,595	729,873	759,510	715,570	562,123	374,151	404,712	395,548

Total Revised Project Cash Flow	5,983,558	21,723	100,905	373,664	453,531	581,801	834,333	897,776	762,467	699,594	513,024	362,867	381,872

Comparison of Revised Cash Flow to Target

Year over Year Change	151,648	250	(70,384)	(56,535)	(121,336)	(110,794)	104,460	138,266	46,897	137,471	138,873	(41,845)	(13,676)

Cumulative Revised Project Cash Flow		21,723	122,629	496,293	949,824	1,531,625	2,365,958	3,263,734	4,026,201	4,725,795	5,238,819	5,601,686	5,983,558

Cumulative Project Cash Flow(Target)		21,473	192,763	622,962	1,197,829	1,890,424	2,620,298	3,379,807	4,095,377	4,657,500	5,031,650	5,436,363	5,831,910

Over/(Under)-Before Contingency		250	(70,134)	(126,668)	(248,005)	(358,799)	(254,339)	(116,073)	(69,175)	68,295	207,169	165,323	151,648

Projected Cumulative Available Contingency *		—	—	33,800	62,250	101,789	149,685	202,016	259,312	312,372	330,088	359,931	385,898

Cumulative Use of Contingency				—	—	—	—	—	—	68,295	207,169	165,323	151,648

Projected Net Contingency Available		—	—	33,800	62,250	101,789	149,685	202,016	259,312	244,077	122,920	194,608	234,250

* For simplicity, contingency numbers are stated in 2007 dollars.  Actual available contingency is expected to be higher due to escalation.

Appendix 4, Chart C

Contingency Schedule

(Thousands of $)

		Actual	Projected
	Total	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Original Projected Contingency	438,293	9,968	27,890	40,770	49,411	55,475	57,450	56,287	49,823	29,746	32,424	29,049

Contingency Pool Timing Adjustment	—	(9,968)	9,968	—	—	—	—	—	—	—	—	—

Change in Estimated Project Base Costs	(52,395)		(4,058)	(12,320)	(9,872)	(7,579)	(5,119)	1,009	3,237	(12,030)	(2,581)	(3,082)

Revised Contingency Forecast(net of base cost change)	385,898	—	33,800	28,450	39,539	47,896	52,331	57,296	53,060	17,716	29,843	25,967

Cumulative Contingency Available(net of base cost change)*		—	33,800	62,250	101,790	149,686	202,017	259,313	312,372	330,088	359,932	385,898

Application of Contingency to Timing Variance	151,648	—	—	—	—	—	—	—	68,295	138,873	(41,845)	(13,676)

Cumulative Use of Contingency(Timing Related)		—	—	—	—	—	—	—	68,295	207,169	165,323	151,648

Cumulative Net Contingency Available		—	33,800	62,250	101,790	149,686	202,017	259,313	244,077	122,920	194,608	234,250

* For simplicity, contingency numbers are stated in 2007 dollars.  Actual available contingency is expected to be higher due to escalation.

APPENDIX 5

V. C. Summer Nuclear Station Units 2 & 3

Quarterly Report to the South Carolina Office of Regulatory Staff

Submitted by South Carolina Electric & Gas Company

Pursuant to Public Service Commission Order No. 2009-104A

Quarter Ending September 30, 2009

Appendix 5 shows the changes in the inflation indices approved in Order No. 2009-104A.  Included is a ten year history of the Handy Whitman All Steam Index, South Atlantic Region; the Handy Whitman All Steam and Nuclear Index, South Atlantic Region; Handy Whitman All Transmission Plant Index, South Atlantic Region; and the Chained GDP Index.  The change in the relevant indices from the Combined Application is also provided.

Appendix 5, Chart A

Inflation Indices, Chart A

HW All Steam Generation Plant Index, July 2009

Year	Index	Yr/Yr change	Three year Average	Five Year Average	Ten Year Average

2009	522	-2.61%	4.74%	5.50%	4.5%
2008	536	9.16%	8.13%	7.35%	4.9%
2007	491	7.68%	6.99%	5.74%
2006	456	7.55%	6.64%	4.75%
2005	424	5.74%	4.49%	3.70%
2004	401	6.65%	3.50%	3.56%
2003	376	1.08%	2.03%	2.35%
2002	372	2.76%	3.36%
2001	362	2.26%	2.63%
2000	354	5.04%
1999	337	0.60%
1998	335

	BLRA
	Filing	Update
	Jul-07	Jul-09

HW All Steam Index:
One year	7.68%	-2.61%
Five Year	5.74%	5.50%

Appendix 5, Chart B

Inflation Indices, Chart B

HW All Steam and Nuclear Generation Plant Index, July 2009

Year	Index	Yr/Yr change	Three Year Average	Five Year Average	Ten Year Average
2009	522	-2.43%	4.82%	5.55%	4.6%
2008	535	9.18%	8.15%	7.37%	4.9%
2007	490	7.69%	7.00%	5.75%
2006	455	7.57%	6.66%	4.77%
2005	423	5.75%	4.50%	3.71%
2004	400	6.67%	3.50%	3.57%
2003	375	1.08%	2.04%	2.35%
2002	371	2.77%	3.37%
2001	361	2.27%	2.64%
2000	353	5.06%
1999	336	0.60%
1998	334

	BLRA
	Filing	Update
	Jul-07	Jul-09

HW All Steam/Nuclear Index:
One year	7.69%	-2.43%
Five Year	5.75%	5.55%

Appendix 5, Chart C

Inflation Indices, Chart C

HW All Transmission Plant Index, July 2009

Year	Index	Yr/Yr change	Three Year Average	Five Year Average	Ten Year Average
2009	531	-6.0%	4.0%	5.48%	4.7%
2008	565	9.1%	9.0%	8.73%	5.1%
2007	518	8.8%	8.1%	6.9%	4.2%
2006	476	9.2%	8.6%	5.3%
2005	436	6.3%	5.4%	4.0%
2004	410	10.2%	3.6%	4.0%
2003	372	-0.3%	1.1%	1.6%
2002	373	0.8%	3.4%
2001	370	2.8%	2.4%
2000	360	6.5%
1999	338	-2.0%
1998	345

	BLRA
	Filing	Update
	Jul-07	Jul-09

HW All Transmission Plant Index
One year	8.82%	-6.02%
Five Year	6.86%	5.48%

Appendix 5

Inflation Indices, Chart D

GDP Chained Price Index,  2009

SERIESTYPE	UNIT	SHORT LABEL	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009

Chained Price Index—Gross Domestic Product
U.S. Macro - 10 Year Baseline	(2005=100)	Chained price index-gross domestic product , Source: BEA , Units: index- 2005=100.0	88.65	90.65	92.11	94.10	96.77	100.00	103.26	106.22	108.48	109.86
Annual Percent change			2.17%	2.26%	1.61%	2.16%	2.84%	3.34%	3.26%	2.87%	2.13%	1.27%
3-Year Annual Percent change					2.01%	2.01%	2.20%	2.78%	3.14%	3.15%	2.75%	2.09%
5-Year Annual Percent change							2.21%	2.44%	2.64%	2.89%	2.88%	2.57%
10-Year Annual Percent change												2.39%
Consumer Price Index, All-Urban
U.S. Macro - 10 Year Baseline	Index	Consumer price index, all-urban , Source: BLS , Units: - 1982-84=1.00	1.72	1.77	1.80	1.84	1.89	1.95	2.02	2.07	2.15	2.14
Percent change			3.37%	2.82%	1.60%	2.30%	2.67%	3.37%	3.23%	2.86%	3.69%	-0.47%
3-Year Annual Percent change					2.59%	2.24%	2.19%	2.78%	3.09%	3.15%	3.26%	2.01%
5-Year Annual Percent change							2.55%	2.55%	2.63%	2.88%	3.16%	2.53%
10-Year Annual Percent change												2.54%
Producer Price Index—Finished Goods
U.S. Macro - 10 Year Baseline	(1982=1.0)	Producer price index-finished goods , Source: BLS , Units: index- 1982=1.0	1.38	1.41	1.39	1.43	1.49	1.56	1.60	1.67	1.77	1.72
Percent change			3.76%	1.94%	-1.30%	3.18%	3.98%	4.70%	2.56%	4.38%	5.99%	-2.82%
3-Year Annual Percent change					1.44%	1.26%	1.93%	3.95%	3.74%	3.87%	4.30%	2.44%
5-Year Annual Percent change							2.29%	2.48%	2.60%	3.76%	4.31%	2.91%
10-Year Annual Percent change												2.60%

	BLRA
	Filing	Update
	Jul-07	Jul-09

GDP Chained Price Index
One year	2.66%	1.27%
Five Year	2.81%	2.57%